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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of September 9, 2005, by and between Xenonics Holdings, Inc., a Nevada corporation having its principal offices at 2236 Rutherford Road, Suite 123, Carlsbad, California 92008-7297 (the "Corporation"), and Patriot Associates LLC, a New York limited liability company having its principal offices at 111 E. 56th Street, New York, New York 10022 ("Patriot Associates").

      WHEREAS, pursuant to the Consulting Agreement (as defined below), the Corporation has agreed to grant to Patriot Associates certain registration rights with respect to (a) the shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock") and (b) the shares of the Corporation's Common Stock issuable upon the exercise of the Warrant (as defined below) or any warrant hereinafter acquired, owned by Patriot Associates as of the date hereof or hereinafter acquired, as more fully set forth herein.

      NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Patriot Associates does hereby agree with the Corporation as follows:

      Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Agreement" has the meaning set forth in the Preamble.

      "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Corporation's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

      "Blackout Period" has the meaning set forth in Section 2.2 hereof.

      "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

      "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "Common Stock" has the meaning set forth in the Whereas clause hereto.

      "Consulting Agreement" means that certain Consulting Agreement, dated as of the date hereof, by and between the Corporation and Patriot Associates.

      "Corporation" has the meaning set forth in the Preamble.

      "Effectiveness Period" has the meaning set forth in Section 2.2(a) hereof.

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      "Event" has the meaning set forth in Section 2.3 hereof.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Holder" means (i) the Corporation and (ii) any person holding Registrable Securities to whom the registration rights under this Agreement have been validly transferred.

      "Indemnified Party" has the meaning set forth in Section 5(c) hereof.

      "Indemnifying Party" has the meaning set forth in Section 5(c) hereof.

      "NASD" means the National Association of Securities Dealers.

      "Patriot Associates" has the meaning set forth in the Preamble.

      "Person" means any individual, partnership, corporation, joint venture, limited liability company, association, trust, unincorporated organization, or government or agency or political subdivision thereof or any other entity of whatever nature.

      "register," "registered" and "registration" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

      "Registrable Securities" means the (i) 62,500 shares of the Corporation's Common Stock issued to Patriot Associates pursuant to the Consulting Agreement,
(ii) the 437,500 shares of the Corporation's Common Stock underlying the Warrant, (iii) any shares of the Corporation's Common Stock or any warrants hereinafter acquired by Patriot Associates from the Corporation pursuant to an agreement that such shares or warrants shall constitute Registrable Securities, and (iv) any Common Stock of the Corporation issued or issuable in respect of the foregoing shares of the Corporation's Common Stock upon any stock split, stock dividend, recapitalization or similar event; provided, however, that any such securities shall cease to be Registrable Securities (and the Corporation shall cease to have any obligation to include such securities on a Registration Statement) when (A) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement; (B) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Corporation and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force; (C) such securities shall cease to be outstanding;
(D) the holding period (currently two years) that is applicable under Rule 144(k) of the Securities Act expires, such securities are freely tradable by Patriot Associates thereof under Rule 144(k) without regard to volume limitations or other restrictions and the Corporation shall have removed any restrictive legends and stop transfer restrictions with respect to such securities; or (E) such securities are sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act.

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      "Registration Expenses" means all expenses incurred by the Corporation in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Corporation, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

      "Registration Statement" means any registration statement (including a post-effective amendment to a registration statement) of the Corporation filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

      "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

      "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

      "Securities Act" means the federal Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" means all underwriting discounts, selling commissions, or stock transfer taxes and fees applicable to the securities registered by the Holders.

      "Warrant" means that certain Warrant to Purchase Common Stock of the Corporation, dated as of the date hereof, issued by the Corporation in favor of Patriot Associates and any additional warrant hereinafter issued in favor of Patriot Associates upon the partial exercise of the initial warrant.

      Section 2. Registration. The Corporation agrees to use its best efforts to prepare and file a Registration Statement with the Commission no later than October 7, 2005, and to thereafter take all steps necessary and proper to effect a registration of the Registrable Securities (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations), in order to permit or facilitate the sale and distribution by the Holders of all of their Registrable Securities. The Registration Statement filed by the Corporation hereunder shall be a Registration Statement, at the Corporation's option, on Form S-1, Form SB-2 or, if available, Form S-3, or any successor to such forms. If requested by all of the Holders, the Corporation shall, together with all Holders, enter into an underwriting agreement in customary form with an investment banking firm or firms selected for such underwriting by all of the Holders, but subject to the Corporation's reasonable approval.

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            2.1 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to this Section 2 shall be borne by the Corporation; provided, however, that the Corporation shall have no obligation to pay or otherwise bear (a) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (b) any portion of the Selling Expenses, or (c) any of such expenses if the payment of such expenses by the Corporation is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

            2.2 Registration Procedures. In the case of each registration effected by the Corporation pursuant to this Agreement, the Corporation will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Corporation will:

                  (a) prepare and file with the Commission a Registration Statement and cause such Registration Statement to become and remain effective until all Registrable Securities included in the registration statement have been sold or otherwise cease to be Registrable Securities (the "Effectiveness Period"), except that the Corporation shall be permitted to suspend the use of the Registration Statement during certain periods as set forth below in this
Section 2.2;

                  (b) (i) prepare and file with the Commission such amendments and post-effective supplements to the Registration Statement as may be necessary to keep the Registration Statement effective with respect to all Registrable Securities for the Effectiveness Period; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, and in no event later than fifteen (15) Business Days to the first set of comments and ten (10) Business Days to each set of comments thereafter received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide Patriot Associates true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by Patriot Associates thereof set forth in the Registration Statement as so amended or in such prospectus as so supplemented;

                  (c) furnish to the Holders participating in such registration and to any underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

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                  (d) if requested by Patriot Associates, (i) promptly
incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information regarding Patriot Associates or the Registrable Securities as the Corporation reasonably agrees should be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Corporation has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (e) in the event the Corporation selects an underwriter for the public offering, the Corporation shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

                  (f) if required by the underwriter, the Corporation shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Corporation for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and (ii) a letter, dated such date, from the Corporation's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter;

                  (g) use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time;

                  (h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with Patriot Associates and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the state securities or blue sky laws of such jurisdictions reasonably requested by Patriot Associates and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that, the Corporation shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or execute a general consent to service of process in any jurisdiction;

                  (i) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system, market or over-the-counter bulletin board on which similar securities issued by the Corporation are then listed or, if no such listing then exists, as reasonably determined by the Corporation;

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                  (j) otherwise use its best efforts to comply with all
applicable rules and regulations of the Commission under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined above), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (k) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration and provide the transfer agent with printed certificates for Registrable Securities in a form eligible for deposit with The Depositary Trust Company; and

                  (l) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

      Notwithstanding the foregoing, the Corporation shall notify each Holder whose securities are included in a registration of the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Corporation may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Corporation that the use of the applicable prospectus may be resumed (the period of such suspension shall be a "Blackout Period"). The Corporation shall ensure that the use of the prospectus may be resumed as soon as practicable, provided, that such Blackout Periods shall not exceed an aggregate of ninety (90) days each year. The Corporation shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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            2.3 Failure to File Registration Statement and Other Events. The
Corporation and Patriot Associates agree that Patriot Associates will suffer damages if the Registration Statement is not filed and maintained in the manner contemplated herein during the Effectiveness Period. The Corporation and Patriot Associates further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (a) the Corporation fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Corporation is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed" or will not be subject to further review, or (b) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded within twenty days thereafter by a subsequent Registration Statement filed with the Commission, except as otherwise permitted by this Agreement (any such failure or breach being referred to as an "Event"), the Corporation will make payments to Patriot Associates in an amount equal to $1,250 for each twenty (20)-day period or pro rata for any portion thereof following the date on which the Event occurred. Such payments shall be in partial compensation to Patriot Associates and shall not constitute Patriot Associates' exclusive remedy for such Events. Such payments shall be made to Patriot Associates in cash. The amounts payable pursuant to this paragraph shall be payable in lawful money of the United States within two (2) Business Days of the last day of each such twenty (20)-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Registrable Securities. Notwithstanding the foregoing, the Corporation shall remain obligated to cure the breach or correct the condition that caused such Event, and Patriot Associates shall have the right to take any action necessary or desirable to enforce such obligation.

      Section 3. Due Diligence Review; Information. The Corporation shall make available, during normal business hours, for reasonable inspection and review by Patriot Associates, advisors to and representatives of Patriot Associates (who may or may not be affiliated with Patriot Associates), and any underwriter participating in any disposition of Common Stock on behalf of Patriot Associates pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, and all other corporate documents and properties of the Corporation as may be reasonably necessary for the purpose of such review, and cause the Corporation's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by Patriot Associates or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling Patriot Associates and such representatives, advisors and underwriters and its accountants and attorneys to conduct initial and ongoing due diligence with respect to the Corporation and the accuracy of such Registration Statement.

      Notwithstanding the foregoing, the Corporation shall not disclose material non-public information to Patriot Associates, or to advisors to or representatives of Patriot Associates, unless prior to disclosure of such information the Corporation identifies such information as being material non-public information and provides Patriot Associates, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review; provided, furthermore, that Patriot Associates and such advisors and representatives shall not be entitled in any event to review such material non-public information until they first execute and deliver to the Corporation confidentiality agreements in a form reasonably requested by the Corporation.

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      Section 4. Obligations of Patriot Associates.

                  (a) Patriot Associates shall furnish in writing to the Corporation such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Corporation may reasonably request. At least fifteen (15) Business Days prior to the first anticipated filing date of any Registration Statement, the Corporation shall notify Patriot Associates of the information the Corporation requires from Patriot Associates to have Patriot Associates' Registrable Securities included in the Registration Statement. Patriot Associates shall provide such information to the Corporation at least ten (10) Business Days prior to the first anticipated filing date of such Registration Statement.

                  (b) Patriot Associates, by its acceptance of the Registrable Securities, agrees to cooperate with the Corporation as reasonably requested by the Corporation in connection with the preparation and filing of a Registration Statement hereunder.

                  (c) In the event the Corporation determines to engage the services of an underwriter, Patriot Associates agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                  (d) Patriot Associates agrees that, upon receipt of any notice from the Corporation of the happening of any event rendering a Registration Statement no longer effective, Patriot Associates will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until Patriot Associates' receipt of copies of the supplemented or amended prospectus filed with the Commission and declared effective and, if so directed by the Corporation, Patriot Associates shall deliver to the Corporation (at the expense of the Corporation) or destroy (and deliver to the Corporation a certificate of destruction) all copies in Patriot Associates' possession of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

                  (e) Patriot Associates may not participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Corporation, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, Patriot Associates shall not be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by Patriot Associates shall be limited to the net proceeds received by Patriot Associates from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 5(b) hereof.

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      Section 5. Indemnification.

                  (a) The Corporation will indemnify each Holder, each of its officers, directors, employees, successor, assigns and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Corporation in connection with any such registration, and the Corporation will reimburse each such Holder, each of its officers, directors, employees, successors, assigns and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Corporation will not be liable in any such case (i) to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of such Holder expressly for use therein or (ii) to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission in a prospectus that was used by such Holder during a Blackout Period.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Corporation, each of its officers and directors, each person who controls the Corporation within the meaning of Section 15 of the Securities Act, each other holder of the Corporation's securities covered by such Registration Statement, and each such holder's officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Corporation, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Corporation or the other holders or their officers, directors, employees, successors, assigns or control persons, only to the extent that such

                                      -9-
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untrue statement (or alleged untrue statement) or omission (or alleged omission)
is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Corporation in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.3(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 2.3(b).

                  (c) Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

      Section 6. Transfer of Rights. The rights granted under Section 2 of this Agreement may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder's Registrable Securities, provided that: (a) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (b) written notice is promptly given to the Corporation; and (c) such transferee or assignee agrees in writing to be bound by the provisions of this Agreement and by any other agreement reasonably necessary to ensure compliance with the Federal and state securities laws.

      Section 7. Rule 144. As long as Patriot Associates owns Common Stock, if the Corporation is required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the

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Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Corporation further covenants that it will take such further action as Patriot Associates may reasonably request, all to the extent required from time to time to enable such Person to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of Patriot Associates, the Corporation shall deliver to Patriot Associates a written certification of a duly authorized officer as to whether it has complied with such requirements.

      Section 8. Waiver. Any waiver by the Corporation or by Patriot Associates of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof.

      Section 9. Severability; Reformation. In case any one or more of the provisions or parts of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; and this Agreement shall, to the fullest extent lawful, be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part reformed so that it would be valid, legal and enforceable to the maximum extent possible. Without limiting the foregoing, if any provision (or part of provision) contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the fullest extent compatible with then existing applicable law.

      Section 10. Survival of Obligations. The Corporation's and Patriot Associates' obligations under this Agreement shall survive the termination of this Agreement, regardless of the manner of such termination.

      Section 11. Amendments; Assignments. This Agreement may be amended, modified or assigned in whole or in part, only by an instrument in writing signed by both parties hereto.

      Section 12. Notices. Any notices or other communications required hereunder shall be in writing and shall be deemed given when delivered in person, or upon receipt of confirmation of facsimile or E-mail transmission, or when mailed, by certified or registered first-class mail, postage prepaid, return receipt requested, addressed, to such entity at their principal offices identified on the first page of this Agreement; or to such other addresses as either party shall have notified the others in accordance with the provisions of this Section 12.

      Section 13. Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original and both of which shall be deemed a single agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      Section 14. Entire Agreement.This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

      Section 15. Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      Section 16. Remedies. In the event of a breach by the Corporation or Patriot Associates, of any of their obligations under this Agreement, Patriot Associates or the Corporation, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Corporation and Patriot Associates agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

      Section 17. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

      Section 18. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      Section 19. Specific Enforcement; Governing Law; Consent to Jurisdiction. The Corporation and Patriot Associates acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. This Agreement shall be enforced, governed by and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. The parties hereto hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this instrument or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

                            [Signature Pages Follow]

                          [Corporation Signature Page]

      IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Registration Rights Agreement as of the date first above written.

                                              XENONICS HOLDINGS, INC.

                                             By: /s/ Richard J. Naughton
                                                --------------------------------
                                                Name: Richard J. Naughton
                                                Title:   Chief Executive Officer

                       [Patriot Associates Signature Page]

      IN WITNESS WHEREOF, the undersigned has caused its duly authorized officer to execute this Registration Rights Agreement as of the date first above written.

                                            PATRIOT ASSOCIATES LLC

                                            By: /s/ Michael Stern
                                                --------------------------------
                                                Name: Michael Stern
                                                Title:   Senior Managing Partner

                                            By: /s/ Bill White
                                                --------------------------------
                                                Name: Bill White
                                                Title:   Senior Partner